INCOME TAXES	12 Months Ended
Dec. 31, 2010
INCOME TAXES
INCOME TAXES

14. INCOME TAXES

        A reconciliation of income taxes at the U.S. Federal statutory rate to the provision for income taxes is as follows (in thousands):

	Year Ended December 31,
	2010	2009	2008
	(in thousands)
Benefit at U.S. Federal statutory rate	$(9,548)	$(10,901)	$(14,887)
State taxes—deferred	(2,115)	(1,713)	(1,844)
Increase in valuation allowance	12,213	12,916	17,417
Tax credits	(50)	(498)	(1,319)
Other	(500)	196	633

Provision for income taxes	$—	$—	$—

        Significant components of the Company's deferred tax assets are as follows:

	Year Ended December 31,
	2010	2009
	(in thousands)
Deferred tax assets:
Federal and state net operating loss carry-forwards	$44,751	$32,321
Federal and state research credits	2,828	2,778
Depreciation and amortization	2,563	1,090
Accruals and reserves	7,781	8,632
Deferred revenue	8,439	9,302
Other	306	332

Total gross deferred tax assets	66,668	54,455
Less valuation allowance for deferred tax assets	(66,668)	(54,455)

Net deferred tax assets	$—	$—

        The valuation allowance for deferred tax assets increased by approximately $12.2 million, $12.9 million and $17.4 million during the years ended December 31, 2010, 2009 and 2008, respectively. Management believes the significant doubt regarding the realization of net deferred tax assets requires a full valuation allowance.

        As of December 31, 2010, the Company had Federal and state net operating losses of approximately $111.8 and $97.7 million, respectively. The Company also had Federal and state research and development tax credit carry-forwards of approximately $2.5 and $1.1, respectively. The net operating loss carry-forwards and tax credits will expire at various dates, beginning in 2020, through 2031, if not utilized.

        The Tax Reform Act of 1986 limits the use of net operating loss and tax credit carry-forwards in certain situations where changes occur in the stock ownership of a company. In the event the Company has a change in ownership in the future, as defined by the tax law, utilization of the carry-forwards could be limited.

        The Company follows new accounting principles on accounting for uncertain tax positions. Under these principles, tax positions are evaluated in a two-step process. The Company first determines whether it is more-likely-than-not that a tax position will be sustained upon examination. If a tax position meets the more-likely-than-not recognition threshold it is then measured to determine the amount of benefit to be recognized in the financial statements. The tax position is measured as the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement.

        The Company did not have a liability related to unrecognized tax benefit as of December 31, 2010 and 2009 due to operating losses but has reduced its deferred tax assets by $476,000 and $420,000, respectively. Further, because the Company has recorded a full valuation allowance on its net deferred assets, the effect of implementing ASC 740 has been a reduction of the allowance by the amount above. A reconciliation of the beginning and ending amount of gross unrecognized tax benefit is as follows:

	Year Ended December 31,
	2010	2009
Balance at beginning of year	$420	$330
Increases related to tax positions taken during the current year	56	90
Increases related to tax positions taken during a prior period	—	—

Balance at end of year	$476	$420

        No interest or penalties were accrued for 2010, 2009 or 2008.

        The Company is currently open for audit by the United States Internal Revenue Service and state tax jurisdictions for 2006 through 2010.